UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07749

T. Rowe Price Financial Services Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Report to Shareholders

Financial Services Fund	December 31, 2015

The views and opinions in this report were current as of December 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Stocks of financial services companies were mostly flat in 2015, as they largely gave back their solid first-half gains in the second half of the year. Small-cap regional banks, property and casualty (P&C) insurers, and securities exchanges were some of the strongest segments over the last year, while asset managers underperformed. Heading into 2016, the economic backdrop is uncertain, but fear and lower valuations create an attractive environment for financial services stocks. From a stock selection standpoint, we continue to be focused on idiosyncratic opportunities, such as turnarounds, acquisition candidates, and long-term winners that we believe the market is undervaluing.

PERFORMANCE COMPARISON

Your fund returned -6.88% in the last six months of 2015 and -0.64% for the full year. As shown in the Performance Comparison table, the fund outperformed the Morningstar Financial Average for the year but underperformed the Lipper Financial Services Funds Index and the Russell 3000 Financial Index. The fund underperformed all of its benchmarks in the second half of 2015, after outperforming in the first half.

Regional bank First Niagara Financial was a top contributor for the fund in 2015. Our investment thesis regarding the company’s long-term potential as an acquisition candidate came to fruition with the late-October announcement of a sale to fellow regional bank KeyCorp. (Please refer to the fund’s portfolio of investments for a list of holdings and the amount each represents in the portfolio.)

P&C insurer Progressive was also a top contributor to the fund’s 2015 performance. Earlier in 2015, we added to our position in the stock with the thesis that the market was overlooking the company’s ability to grow market share while top competitors needed to focus more on raising prices than growing their business. We continue to believe that Progressive is a unique and best-in-class franchise in the P&C segment and in the financial services sector overall.

American Campus Communities was another strong 12-month contributor. American Campus is a real estate investment trust (REIT) that owns and manages apartments on or near college campuses across the country. We invested in American Campus because we believed that the market was ascribing too low of a valuation to the company’s high-quality assets following a disappointing effort to raise capital earlier in 2015.

A major detractor was our large position in asset managers. During 2014 and 2015, we added to our exposure to this out-of-favor segment by buying high-quality franchises, including Waddell & Reed Financial, Carlyle, and Invesco. We were early in these purchases, as concerns over organic growth and prospective equity market returns have caused these and other asset managers to underperform. However, we remain large owners in the segment and believe it represents one of the greatest sources of long-term upside potential within financial services.

Waddell & Reed, for example, is trading at less than nine times consensus expectations for 2016 earnings per share (EPS) and sports an attractive dividend yield that we believe is sustainable. Near-term fundamentals are challenged as the company faces asset outflows following the underperformance of its two largest funds; however, we remain focused on the long-term cash generation and EPS growth potential of the franchise.

Another drag on performance in 2015 was trust bank State Street. The stock performed poorly as the company disappointed investors with its subpar expense management in the face of a challenging revenue environment. We believe that investors are underestimating the company’s potential for margin expansion as it executes on its recently announced $500 million expense-reduction program at the same time that short-term interest rates are finally moving higher. The company is one of the larger beneficiaries within financial services from higher short-term rates because it holds large amounts of cash for institutions on a short-term basis and earns interest on it.

PORTFOLIO REVIEW

Your fund was well diversified across more than 80 issuers of securities as of December 31, and we have positioned the portfolio to benefit from stabilization in the recently volatile environment. Capital markets businesses, including asset managers, and domestic banks—regional and money center—together represented around half of fund assets.

Our three largest positions in the fund, as shown in the Twenty-Five Largest Holdings table on page 10, were money center banks JPMorgan Chase and Citigroup and trust bank State Street. JPMorgan Chase, which we believe is the best managed of the money centers, was a positive contributor in 2015. The company reported solid earnings for the year as well as a reasonable level of total loan growth and strong capital management. Citigroup and State Street were not as strong, but valuations are attractive for both and they remain high-conviction investments.

Citigroup has one of the strongest capital positions and lowest levels of leverage among the global banks. Over time, the bank should be able to achieve higher returns through capital management and core operations. Additionally, we believe that the company has done a good job shrinking some of its riskier overseas operations and that there is a potential catalyst from management deciding to unlock value by breaking up more of the assets through divestitures and/or sales.

State Street is a unique franchise that operates within a quasi-oligopoly and benefits from strong relationships with many key constituents of the world’s capital markets, including corporate issuers, institutional investors, and governments. A company that has generated mid-teens EPS growth in the past and traded at a mid- to high-teens price-to-earnings ratio, State Street has been faced with pressures on revenues from low interest rates and muted real economic growth. Making matters worse, management has been behind the curve on controlling expenses and now faces investor frustration following material underperformance versus peers such as Bank of New York Mellon. We believe that management will have a greater sense of urgency on expenses in 2016, which will allow the benefits from higher short-term interest rates and its $500 million cost-reduction program to flow directly to earnings.

As mentioned earlier, First Niagara was a top contributor for the fund in 2015. Following the announcement of its sale, we moved out of the position and started acquiring shares of Fifth Third Bancorp. Our thesis on Fifth Third relates to a new, and upgraded, management team that will focus more on maximizing returns and improving margins through better expense efficiency and capital management. At less than 10 times consensus 2016 EPS, Fifth Third’s valuation reflects a fair amount of market skepticism on the company’s prospects, which creates strong upside if our investment thesis plays out.

One of the worst-performing groups within financials over the last 12 months is the asset managers. Carlyle, a new holding that we purchased early in 2015 after it underperformed significantly in 2014; Och-Ziff Capital Management; and Waddell & Reed were lackluster performers. Carlyle and Och-Ziff underperformed due to concerns about whether alternative asset managers would be impacted by slower global economic growth. We recognize the negative impact lower market values would have on both companies’ revenues, but we believe the long-term prospects for each remain robust. Carlyle has more than $60 billion of dry powder (i.e., investor assets that have been raised but not allocated) and would be an ultimate beneficiary as a buyer of cheap assets resulting from such market disruption. Och-Ziff has a strong long-term track record of making money for investors, and we believe there will continue to be institutional and retail demand for best-in-class market-neutral hedge fund strategies.

Waddell has underperformed due to higher expenses and outflows from its flagship asset allocation fund, but its balance sheet is pristine, its dividend yield and other valuation metrics are attractive, and we believe the company has real franchise value. Additionally, we believe Waddell’s valuation and well-regarded brand could make it a target for a domestic or foreign financial institution looking to gain scale or an initial foothold in the U.S. asset management industry.

While the U.S. economy is stronger than many others, we have a little more than 2% of assets in non-U.S. banks to help diversify the portfolio. Our largest non-U.S. holding is UK commercial and retail bank Royal Bank of Scotland (RBS). Our thesis on RBS is essentially the same as it was six months ago. CEO Ross McEwan has been pursuing asset sales and making other changes to make the bank more profitable and more focused. Earnings have been hurt by charges for restructuring costs and litigation stemming from some of its pre-2008 actions, and shares remain below tangible book value. We continue to believe that RBS’s valuation should improve materially, once litigation risk has passed and once the UK government sells its large stake in the company.

P&C insurers were strong contributors to performance, led by Progressive, as discussed previously, and, to a lesser extent, ProAssurance. We started the position in ProAssurance earlier in the year with the thesis that it has a strong management team that will make the right decisions for shareholders, including, potentially, more aggressive deployment of excess capital and selling the company.

More recently, we started a position in P&C insurer OneBeacon Insurance Group following that stock’s multiyear material underperformance. The stock has a dividend yield of 6% and a strong excess capital position that could be used to pay a special dividend at some point. The company’s earnings have been hurt by several underperforming product lines, but management has acted aggressively to move out of those lines and improve margins. Longer term, we believe OneBeacon is also a strong takeover candidate for any number of potential buyers within the U.S., Bermuda, Europe, and Asia.

OUTLOOK

For several years, investors in financial services stocks have been acutely focused on the question of when interest rates will finally rise. Shortly after the Federal Reserve announced its initial 25-basis-point increase, the focus of the market shifted to concerns about global economic growth.

The concerns about the impact of low energy prices, moderation of growth in China, and stubbornly tepid U.S. real gross domestic product growth on the financial services sector are legitimate. However, we also believe that the uncertainty around the economic environment has created an opportunity to make selective, thoughtful, and long-term-oriented investments in some very inexpensive stocks.

To be sure, we are not seeking to make a “call” on the economic environment. Rather, we are seeking “idiosyncratic” investments that we expect to be solid performers in most economic scenarios. Many of these investments also have the potential for higher-return scenarios, such as a company sale. Amid the current market volatility, our longer-term investment horizon enables us to buy attractively valued stocks with high long-term upside potential but a lack of near-term catalysts.

In particular, we are finding value in asset managers, trust banks, and large money center banks. In contrast, we believe small- and mid-cap regional banks have more limited upside, and we have trimmed some of those bank holdings whose valuations appeared to be getting stretched.

We continue to believe that merger activity in the U.S. financial services industry will remain robust. For example, we believe small-cap P&C insurers are ripe for consolidation. The P&C space has already seen some consolidation, which we believe is likely to continue due to an abundance of capital, the absence of organic growth, the potential to generate cost savings, and low regulatory hurdles. Although we are finding fewer attractive investment opportunities among small- and mid-cap banks, the majority of our positions in the group are in companies that we believe have the potential to be attractive takeover targets. Finally, the very low valuations of asset managers make them vulnerable to long-term-oriented potential acquirers.

While we remain focused on bottom-up, fundamental analysis of securities, rather than making investments based solely on macroeconomic analysis, we do believe that the economy will continue to grow at a measured pace—even as the Fed raises short-term rates very gradually. We also believe that your fund is well positioned in the companies and stocks that should benefit most from this backdrop. We thank you for your confidence in T. Rowe Price and in our investment management capabilities.

Respectfully submitted,

Gabriel Solomon
Chairman of the fund’s Investment Advisory Committee

January 22, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The banking industry can be significantly affected by legislation that has reduced the separation between commercial and investment banking businesses, changed the laws governing capitalization requirements and the savings and loan industry, and increased competition. In addition, changes in general economic conditions and interest rates can significantly affect the banking industry. Financial services companies may be hurt when interest rates rise sharply, although not all companies are affected equally. The stocks may also be vulnerable to rapidly rising inflation.

GLOSSARY

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Morningstar Financial Average: Tracks the performance of funds that seek capital appreciation by investing primarily in equity securities of financial services companies.

Price-to-earnings (P/E) ratio—12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Return on equity (ROE)—current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 3000 Financial Index: A subindex of the Russell 3000 Index that includes all of the financials sector components of the Russell 3000.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/15
Citigroup	4.6%
JPMorgan Chase	4.1
State Street	3.5
Morgan Stanley	2.8
Bank of America	2.7
MetLife	2.5
American Express	2.3
Intercontinental Exchange	2.2
Waddell & Reed Financial	2.1
Fifth Third Bancorp	2.0
Och-Ziff Capital Management	1.9
Royal Bank of Scotland	1.8
LPL Financial Holdings	1.8
National Bank Holdings	1.8
CNA Financial	1.7
BankUnited	1.7
Redwood Trust	1.6
Progressive	1.6
TD Ameritrade Holding	1.4
American Campus Communities	1.4
M&T Bank	1.4
Ameriprise Financial	1.3
FNF	1.3
Discover Financial	1.2
RSA Insurance Group	1.2
Total	51.9%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 94.4%		
BANKS 29.2%		
Money Center Banks 11.4%		
Bank of America	1,017,364	17,122
Citigroup	558,200	28,887
JPMorgan Chase	392,100	25,890
Wells Fargo	5,000	272
		72,171
Non-U.S. Banks 2.3%		
National Bank of Canada (CAD)	119,500	3,481
Royal Bank of Scotland (GBP) (1)	2,565,145	11,349
		14,830
Regional Banks 15.5%		
Bancorp South	170,600	4,093
BankUnited	291,200	10,501
BNC Bancorp	40,800	1,035
Capital Bank Financial, Class A	184,900	5,913
Fifth Third Bancorp	622,300	12,508
First Horizon National	475,882	6,910
Green Bancorp (1)(2)	50,000	524
Live Oak Bancshares (2)	116,400	1,653
M&T Bank	72,200	8,749
National Bank Holdings, Class A	525,000	11,219
Park Sterling	284,500	2,083
Popular	225,500	6,391
Preferred Bank	183,107	6,046
Prosperity Bancshares	146,900	7,031
Talmer Bancorp, Class A	260,600	4,719
Texas Capital Bancshares (1)	105,488	5,213
Western Alliance Bancorp (1)	89,400	3,206
		97,794
Total Banks		184,795

State Street	336,000	22,297
		33,958
Total Capital Markets		170,952
FINANCE 9.1%		
Consumer Finance 4.7%		
Ally Financial (1)	400,580	7,467
American Express	212,500	14,780
Discover Financial	145,100	7,780
		30,027
Diversified Financials 2.9%		
MasterCard, Class A	74,700	7,273
PayPal Holdings (1)	128,900	4,666
Visa, Class A	79,400	6,157
		18,096
Thrift & Mortgage Finance 1.5%		
Clifton Bancorp	38,400	551
PennyMac Financial Services (1)	171,062	2,627
United Financial Bancorp	466,500	6,009
		9,187
Total Finance		57,310
INSURANCE 23.9%		
Insurance Agents - Brokers & Services 2.8%		
Crawford, Class A (2)	686,787	3,482
Marsh & McLennan	132,600	7,353
Willis Towers Watson (2)	150,000	7,285
		18,120
Life Insurance 4.9%		
AIA Group (HKD)	319,800	1,905

Ameriprise Financial	76,900	8,184
Aviva (GBP)	565,786	4,275
MetLife	327,756	15,801
Prudential (GBP)	41,550	930
		31,095
Property & Casualty Insurance 12.3%		
CNA Financial	313,200	11,009
Direct Line Insurance (GBP)	445,764	2,663
Enstar (1)	14,439	2,166
Infinity Property & Casualty	36,000	2,960
Loews	194,200	7,457
National Interstate	72,500	1,936
OneBeacon Insurance Group, Class A	167,669	2,081
ProAssurance	149,000	7,231
Progressive	314,300	9,995
RSA Insurance Group (GBP)	1,230,007	7,729
Safety Insurance Group	87,800	4,950
State Auto Financial	326,267	6,718
Third Point Reinsurance (1)(2)	90,200	1,210
White Mountains Insurance Group	3,900	2,834
XL Group	173,100	6,782
		77,721
Title Insurance 3.9%		
Black Knight Financial Services, Class A (1)(2)	120,400	3,981
CoreLogic (1)	175,636	5,947
First American Financial (2)	119,637	4,295
FNF	234,200	8,120
Stewart Information Services	57,200	2,135
		24,478
Total Insurance		151,414

MISCELLANEOUS 0.4%		
Other 0.4%		
Taubman Centers, REIT	34,200	2,624
Total Miscellaneous		2,624
REAL ESTATE 4.8%		
Real Estate 4.8%		
American Campus Communities, REIT	218,500	9,033
Redwood Trust, REIT	767,100	10,126
Tri Pointe Homes (1)	378,000	4,789
William Lyon Homes (1)(2)	383,615	6,329
Total Real Estate		30,277
Total Common Stocks (Cost $521,234)		597,372
SHORT-TERM INVESTMENTS 5.9%		
Money Market Funds 5.9%		
T. Rowe Price Reserve Investment Fund, 0.22% (3)(4)	37,457,503	37,458
Total Short-Term Investments (Cost $37,458)		37,458
SECURITIES LENDING COLLATERAL 3.2%		
Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 3.2%		
Money Market Funds 3.2%		
T. Rowe Price Short-Term Reserve Fund, 0.32% (3)(4)	2,041,711	20,417
Total Investments through Securities Lending Program with State Street Bank and Trust Company		20,417
Total Securities Lending Collateral (Cost $20,417)		20,417

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Financial Services Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on September 30, 1996. The fund seeks long-term growth of capital and a modest level of income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $12,000 for the year ended December 31, 2015.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2015:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2015, the value of loaned securities was $20,442,000; the value of cash collateral and related investments was $21,037,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $329,834,000 and $210,160,000, respectively, for the year ended December 31, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to the character of net currency losses. For the year ended December 31, 2015, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2015 and December 31, 2014, were characterized for tax purposes as follows:

At December 31, 2015, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. During the year ended December 31, 2015, the fund utilized $12,943,000 of capital loss carryforwards.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2015, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2015, expenses incurred pursuant to these service agreements were $78,000 for Price Associates; $475,000 for T. Rowe Price Services, Inc.; and $84,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2015, the fund was charged $54,000 for shareholder servicing costs related to the college savings plans, of which $32,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2015, approximately 5% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Financial Services Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Financial Services Fund, Inc. (the “Fund”) at December 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2016

Tax Information (Unaudited) for the Tax Year Ended 12/31/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $19,321,000 from long-term capital gains.

For taxable non-corporate shareholders, $7,865,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $7,865,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[181]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2001	present); Director and Advisory Board Member, Deutsche Bank North
[181]	America (2004 to present); Director, Under Armour (2008 to present);
Director, Vornado Real Estate Investment Trust (2004 to 2012)

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial
(1951)	Realty Trust, an owner and operator of industrial properties
2013	(2009 to present); Chairman of the Board (2005 to present) and
[181]	Director (1999 to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc., a provider of wireless voice and data services for
2012	telecommunications companies (2008 to 2011); Advisory Board
[181]	Member, Pipeline Crisis/Winning Strategies, a collaborative
working to improve opportunities for young African Americans
(1997 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[181]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC, a
2012	nonprofit education and social policy research organization (2011 to
[181]	present); Member, National Academy of Education (2010 to present);
Research Associate, National Bureau of Economic Research’s Labor
Studies Program (2011 to present); Member, President’s Council of
Economic Advisers (2009 to 2011); Chair of Committee on the Status
of Minority Groups in the Economic Profession, American Economic
Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[181]	General Growth Properties, Inc. (2010 to 2013); Director, Blackstone
Mortgage Trust, a real estate financial company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present);
Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[181]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[181]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[127]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Financial Services Fund	Principal Occupation(s)

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Stephen M. Finamore, CPA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Christopher T. Fortune (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jon M. Friar (1982)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, summer intern, T. Rowe
Price (to 2011)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Dominic Janssens (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Nina P. Jones, CPA (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Gregory Locraft (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Andrew C. McCormick (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Ian C. McDonald (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Michael J. McGonigle (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary,
Vice President	T. Rowe Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Jason B. Polun, CFA (1974)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Matthew J. Snowling, CFA (1971)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly, Managing Director,
Specialty Finance, Citadel Securities (to 2011);
Managing Director of Investment Services
and Senior Vice President, Senior Analyst,
Education Services Research Group (to 2011)

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Susan G. Troll, CPA (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Zenon Voyiatzis (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Managing
Director, UBS Global Asset Management
(to 2015)

Tamara P. Wiggs (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	International, and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,158,000 and $2,283,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Financial Services Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 17, 2016